QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2003

McDONALD'S CORPORATION
(Exact name of Registrant as specified in Charter)

Delaware	1-5231	36-2361282
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One McDonald's Plaza
Oak Brook, Illinois 60523
(630) 623-3000
(Address and Phone Number of Principal Executive Offices)

Item 9. Regulation FD Disclosure.

        On December 15, 2003, McDonald's Corporation (the "Company") issued a press release announcing the Company's future plans for non-McDonald's brands. The press release is furnished as Exhibit 99 hereto.

Item 12. Results of Operations and Financial Condition.

        On December 15, 2003, the Company issued a press release reporting its estimates for 4th quarter charges. The press release is furnished as Exhibit 99 and attached hereto.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD'S CORPORATION (Registrant)
Date: December 17, 2003	By:
/s/ MATTHEW H. PAULL Matthew H. Paull Corporate Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.
99	News Release of McDonald's Corporation issued December 15, 2003: McDonald's Announces Future Plans for Non-McDonald's Brands, and Estimates for 4th Quarter Charges

QuickLinks

  Item 9. Regulation FD Disclosure.
  Item 12. Results of Operations and Financial Condition.
SIGNATURE
Exhibit Index